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                                                                    Exhibit 10.6

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of March 24, 2000, is by and between HANOVER DIRECT, INC., a corporation organized under the laws of the State of Delaware ("Hanover"), Hanover Direct Pennsylvania, Inc., a Pennsylvania corporation ("HDPI"), Brawn of California, Inc., a California corporation ("Brawn"), Gump's by Mail, Inc., a Delaware corporation ("GBM"), Gump's Corp., a California corporation ("Gump's"), Tweeds, LLC, a Delaware limited liability company ("Tweed's LLC"), Silhouettes, LLC, a Delaware limited liability company ("Silhouettes LLC"), Hanover Company Store, LLC, a Delaware limited liability company ("HCS LLC"), Domestications, LLC, a Delaware limited liability company ("Domestications LLC"), Hanover Direct Virginia Inc., a Delaware corporation ("HDV"), LWI Holdings, Inc., a Delaware corporation ("LWI"), and Keystone Internet Services, Inc., a Delaware corporation ("Keystone Internet" which, collectively with Hanover, HDPI, Brawn, GBM, Gump's, Tweed's LLC, Silhouettes LLC, HCS LLC, Domesticiations LLC, and HDV, are collectively referred to herein as the "Borrowers" and each individually, a "Borrower") and RICHEMONT FINANCE S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg (the "Lender").

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         Section 1.1 Defined Terms. As used in this Agreement the following terms shall have the following respective meanings:

         "Advance": As defined in Section 2.1.

         "Business Day": Any day (other than a Saturday, Sunday or legal holiday in the State of New York or in Luxembourg) on which banks are permitted to be open in the State of New York and in Europe.

         "Call Agreement": The letter agreement dated as of the date hereof between the Lender and the Senior Lender, and agreed to and acknowledged by the Borrowers, as the same may be amended, modified, supplemented or restated from time to time.

         "Capital Stock": (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalent (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and
(iv) any other interest or participation that confers on a Person the right to receive a share of profits and losses of, or distributions of assets of, the issuing Person.
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         "Closing Date": Any Business Day selected by the Borrowers for the making of the initial Advance hereunder; provided that all the conditions precedent to the obligation of the Lender to make the initial Advance, as set forth in Article III, have been, or, on such Closing Date, will be, satisfied. The Borrowers shall give the Lender not less than one Business Day's prior notice of the day selected as the Closing Date.

         "Commitment": The obligation of the Lender to make Advances to or for the account of a Borrower in an aggregate principal amount outstanding at any time not to exceed the Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.

         "Commitment Amount": $10,000,000, as the same may be reduced from time to time pursuant to Section 2.6 hereof.

         "Commitment Fees": As defined in Section 2.7.

         "Default": Any event which, with the giving of notice (whether such notice is required under Section 7.1, or under some other provision of this Agreement, or otherwise) or lapse of time, or both, would constitute an Event of Default.

         "Equity Interests": Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "Excess Loan Availability": As defined in the Senior Credit Agreement.

         "Existing Note": The Unsecured Line of Credit and Promissory Note dated March 1, 2000, made by Hanover in favor of the Lender, in the principal amount of $25,000,000, as said note may be amended, supplemented or restated from time to time.

         "Event of Default": Any event described in Section 7.1.

         "GAAP": Generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

         "Guarantees": The Guarantees, as defined in the Senior Credit
Agreement.


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         "Guarantors": The Guarantors as defined in the Senior Credit Agreement.

         "Lien": With respect to any Person, any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of each lessor under any capitalized lease), in, of or on any assets or properties of such Person, now owned or hereafter acquired, whether arising by agreement or operation of law.

         "Loan Document": This Agreement, the Note, the Existing Note, the Call Agreement and the Subordination Agreements.

         "Maturity Date": The earlier of (a) the date on which the revolving loan facility under the Senior Credit Agreement is terminated and all obligations of the Borrowers thereunder have been fully paid, and (b) the date on which the Commitment Amount is reduced to ZERO.

         "Note": As defined in Section 2.3.

         "Person": Any natural person, corporation, partnership, limited partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Revolving Loan Advances": As defined in Section 2.1.

         "Senior Credit Agreement": The Loan and Security Agreement dated as of November 14, 1995, among the Borrowers, certain Affiliates of the Borrowers and the Lender, as amended and supplemented by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, and the Fifteenth Amendment to Loan and Security Agreement dated as of March 24, 2000.


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         "Senior Lender": Congress Financial Corporation, a Delaware
corporation, and its successors and assigns under the Senior Credit Agreement.

         "Senior Lender Advances": As defined in Section 2.1.

         "Subordination Agreements": Collectively, the $10,000,000 Subordination Agreement and the $25,000,000 Subordination Agreement.

         "Subsidiary": Any corporation or other entity of which securities or other ownership interests having ordinary voting power for the election of a majority of the board of directors or other Persons performing similar functions are owned by the Borrower either directly or through one or more Subsidiaries.

         "$10,000,000 Subordination Agreement": The Subordination Agreement dated as of the date hereof between the Lender and the Senior Lender, and acknowledged by the Borrowers, providing for, among other things, subordinating certain payments under this Credit Agreement, as the same may be amended, modified or supplemented from time to time.

         "$25,000,000 Subordination Agreement": The Subordination Agreement dated as of the date hereof between the Lender and the Senior Lender, and acknowledged by the Borrowers, providing for, among other things, subordinating certain payments under the Existing Note, as the same may be amended, modified or supplemented from time to time.

         "Trade Payables Sublimit": At any time, the lesser of (i) $5,000,000 and (ii) the Commitment Amount less $3,000,000.

         Section 1.2 Accounting Terms and Calculations. Except as may be expressly provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

         Section 1.3 Other Definitional Terms, Terms of Construction. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Exhibits, Schedules and the like references are to Sections, Exhibits, Schedules and the like of this Agreement unless otherwise expressly provided. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or." All incorporations by reference of covenants, terms, definitions or other provisions from other agreements are incorporated into this Agreement as if such provisions were fully set forth herein, and include all necessary definitions and related provisions from such other agreements. All covenants, terms, definitions and other provisions from other agreements incorporated into this Agreement by reference shall survive any

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termination of such other agreements until the obligations of the Borrowers under this Agreement and the Note are irrevocably paid in full and the Commitment is terminated.

                                   ARTICLE II

                                TERMS OF LENDING

         Section 2.1 The Revolving Commitment. On the terms and subject to the conditions hereof, the Lender agrees to make advances (each an "Advance"), (a) to the Borrowers on a revolving basis ("Revolving Loan Advances"), and (b) to the Senior Lender for the account of the Borrowers in accordance with the Call Agreement and Section 2.2(b) hereof ("Senior Lender Advances"), at any time and from time to time from the Closing Date to the Maturity Date. Until the Maturity Date, (i) the Borrower may borrow, repay and reborrow Revolving Loan Advances in accordance with the provisions hereof, and (ii) the Senior Lender may request payment of Senior Lender Advances for the account of the Borrowers under the Call Agreement, provided that the unpaid aggregate principal amount of all outstanding Advances shall not at any time exceed the Commitment Amount at such time.

         Section 2.2  Procedure for Advances.

         (a) Procedure for Revolving Loan Advances. Any request by the Borrowers for an Advance shall be in writing or by telephone and must be given so as to be received by the Lender not later than 12:00 Noon (New York City time) on the Business Day prior to requested Advance date. Each request for a Revolving Loan Advance shall be irrevocable and shall be deemed a representation by the Borrowers that on the requested Advance date and after giving effect to such Advance the applicable conditions specified in Article III have been and will continue be satisfied. Each request for an Advance shall specify (i) the requested Advance date (which must be a Business Day) and (ii) the amount of such Advance. Unless the Lender determines that any applicable condition specified in Article III has not been satisfied, the Lender will make available to the Borrower or its designee at the Lender's principal office (or if the $10,000,000 Subordination Agreement is in effect, by wire transfer to the Senior Lender in accordance with such Subordination Agreement), in immediately available funds not later than 3:00 p.m. (New York City time) on the requested Advance date the amount of the requested Advance.

         (b) Procedures for Senior Lender Advances. Requests by the Senior Lender for an Advance for the account of the Borrowers shall be given in the manner provided for in the Call Agreement, which the Borrowers hereby approve and authorize. Unless the Lender determines that the requested Senior Loan Advance either (i) does not meet the requirements of the Call Agreement, or (ii) exceeds the Commitment Amount then available to be advanced, the Lender will make the requested Senior Lender Advance to the Senior Lender. In the event the requested Senior Lender Advance exceeds then available Commitment Amount, the Lender will make an Advance to the Senior Lender only in the amount of the then available Commitment Amount.


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         In no event will outstanding Advances at any time exceed the Available
Commitment Amount. The Borrowers are jointly and severally liable to the Lender to reimburse the Lender for any and all Senior Lender Advances and interest thereon, as if such Advances were made directly to the Borrowers as a Revolving Loan Advance hereunder.

         Section 2.3 The Note. The Advances (including the Borrowers' reimbursement obligations with respect to any Senior Loan Advances) shall be evidenced by a single promissory note of the Borrowers (the "Note"), substantially in the form of Exhibit 2.3 hereto, in the amount of the Commitment Amount originally in effect. The Lender shall enter in its ledgers and records the amount of each Advance made and the payments made thereon, and the Lender is authorized by the Borrower to enter on a schedule attached to the Note a record of such Advances and payments.

         Section 2.4 Interest Rates, Interest Payments and Default Interest. Interest shall accrue and be payable at a rate equal to 0.125% of the average monthly unpaid balance of the Note during such month; provided, however, that upon the happening of any Event of Default, then, at the option of the Lender, the Note shall thereafter bear interest at the rate specified above, plus 2% per annum. Interest shall be payable monthly in arrears on the last day of each month and upon final payment of the Note.

         Section 2.5 Repayment and Prepayment. Principal of the Note shall be payable in full on the Maturity Date. The Borrowers may prepay the Note, in whole or in part, at any time, without premium or penalty provided that, so long as the Call Agreement or the $10,000,000 Subordination Agreement is in effect, the Borrowers shall accompany such optional repayment with a certificate stating that (a) no "Default" or "Event of Default" (as such terms are defined in the Senior Credit Agreement) under the Senior Credit Agreement has occurred and is continuing, and (b) for the 30 consecutive day period preceding the date of such optional prepayment, Excess Loan Availability was not less than $5,000,000. Amounts so optionally prepaid under this Section will increase the Commitment Amount and may be reborrowed as Revolving Loan Advances or be available for advance to the Senior Lender as Senior Lender Advances, upon the terms and subject to the conditions and limitations of this Agreement. Principal of this
Note is subject to mandatory prepayment, which amounts may not be reborrowed, upon mandatory reduction of the Commitment Amount pursuant to Section 2.6.

         Section 2.6 Reduction of Commitment Amount.

         (a) Mandatory Reduction. The Commitment Amount shall be reduced at the times of any rights offering by Hanover, Hanover Brands, Inc. or erizon, inc. or any other equity offering(s) or equity private placement(s) of Capital Stock of any of such companies after the Closing Date which offering or placement may take the form, in whole or in part, of a conversion of outstanding Indebtedness under this Agreement to an Equity Interest of a Borrower or

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Guarantor. The Commitment Amount shall be reduced by the net cash proceeds of such offering or placement plus the dollar amount of such Indebtedness converted.

         (b) Mandatory Prepayment Upon Reduction of Commitment Amount. Upon any reduction in the Commitment Amount pursuant to this Section 2.6, the Borrowers shall pay to the Lender the amount, if any, by which the aggregate unpaid principal amount of the Note exceeds the Commitment Amount as so reduced. Amounts so paid cannot be reborrowed. The Borrowers may, at any time, upon not less than 3 Business Days prior written notice to the Lender, terminate the Commitment in its entirety provided that the Senior Credit Agreement is terminated and all obligations of the Borrowers thereunder have been paid. Upon termination of the Commitment pursuant to this Section, the Borrowers shall pay to the Lender all unpaid obligations of the Borrowers to the Lender hereunder.

         Section 2.7 Commitment Fee. The Borrowers shall pay to the Lender monthly fees (the "Commitment Fees") in an amount equal to $79,200 per month, payable monthly in arrears on the last day of each month and on the Maturity Date.

         Section 2.8 Computation. Interest on the Note shall be computed on the basis of actual days elapsed and a year of 360 days.

         Section 2.9 Use of Proceeds. The proceeds of Revolving Loan Advances shall be used for working capital by the payment of trade creditors in the ordinary course of business, not to exceed the Trade Payables Sublimit; the proceeds of Advances may be used to make payments on the Senior Credit Agreement in accordance with the provisions of the Call Agreement and the Senior Credit Agreement.

         Section 2.10 Conversion. The contribution of cash for an Equity Interest by the Lender may be contributed, at the Lender's option, by conversion of all or a designated portion of the principal amount of all Advances made under the Note and then outstanding into such Equity Interest.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         Section 3.1 Conditions of Initial Advance. The obligation of the Lender to make the initial Advance hereunder shall be subject to the prior or simultaneous fulfillment of each of the following conditions:

         (a) Documents. The Lender shall have received the following:

                  (i) The Note executed by a duly authorized officer (or officers) of each Borrower and dated the Closing Date.


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                  (ii) A copy of the corporate or limited liability company
         resolutions of each Borrower authorizing the execution, delivery and performance of the Loan Documents and containing an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of such Borrower authorized to execute the Loan Documents, certified as of the Closing Date by the Secretary or an Assistant Secretary of each such Borrower.

                  (iii) A copy of the articles of incorporation or limited liability company agreement of each Borrower with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of its incorporation or formation as of a current date.

                  (iv) A certificate of good standing for each Borrower in the jurisdiction of its incorporation or formation, certified by the appropriate governmental officials as of a current date.

                  (v) A copy of the bylaws of each corporate Borrower, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Borrower.

                  (vi) The opinion of counsel to the Borrowers covering such matters as the Lender may reasonably request.

                  (vii) Copies of the fully executed Senior Credit Agreement and all related documents, certified as of the Closing Date by the Secretary or an Assistant Secretary of Hanover.

         (b) Other Matters. All organizational and legal proceedings relating to the Borrowers and all instruments and agreements in connection with the transactions contemplated by this Agreement shall be satisfactory in scope, form and substance to the Lender and its counsel, and the Lender shall have received all information and copies of all documents, including records of corporate proceedings, which it may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper Borrower or governmental authorities.

         (c) Fees and Expenses. The Lender shall have received all fees and other amounts due and payable by the Borrowers on or prior to the Closing Date, including the reasonable fees and expenses of counsel to the Lender payable pursuant to Section 8.2.

         Section 3.2 Conditions Precedent to all Advances. The Lender shall not have any obligation to make any Revolving Loan Advance (including Advances after the initial Advance) hereunder unless all representations and warranties of the Borrowers made in this Agreement remain true and correct and no Default or Event of Default exists. The Lender shall not have any

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obligation to make any Senior Lender Advance hereunder or under the Call
Agreement unless the Senior Lender has strictly complied with the requirements of the Call Agreement.

         Section 3.3 Obligations Absolute. The obligations of the Borrowers under this Agreement shall be absolute, unconditional and irrevocable, and shall not be subject to any right of setoff or counterclaim and shall be paid or performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (a) any lack of validity or enforceability of the Call Agreement, the Subordination Agreements, the Senior Credit Agreement or any other related document; (b) any amendment or waiver of any provision of all or any of the Loan Documents or the Senior Credit Agreement; (c) the existence of any claim, setoff, defense or other rights which the Borrowers or any of them may have at any time against the Senior Lender or the Lender (other than the defense of payment to the Lender in accordance with the terms of this Agreement)or any other Person, whether in connection with this Agreement, the Loan Documents, the Senior Credit Agreement or any transaction contemplated thereby; (d) any request for payment, demand, statement, certification, determination, calculation or any other document presented to the Lender under the Call Agreement or the Subordination Agreement or otherwise proving to be false, forged, fraudulent, invalid, unauthorized or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever; (e) payment by the Lender under the Call Agreement upon a request therefor which does not comply with the terms of the Call Agreement or the Subordination Agreements.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each Borrower represents, warrants and covenants to the Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations and warranties and covenants in the other Loan Documents and in the Senior Credit Agreement (which are hereby incorporated herein, as if fully set forth herein, and if the Senior Credit Agreement is terminated, shall continue in the form immediately prior to such termination) are conditions to the effectiveness of this Agreement and all
Advances:

         Section 4.1 Organization, Standing, Etc. Such Borrower is a corporation or limited liability company (as applicable) duly incorporated or organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate or limited liability company power and authority to carry on its business as now conducted, to enter into this Agreement and to issue the Note and to perform its obligations hereunder and thereunder. This Agreement, the Note and each other Loan Document have been duly authorized by all necessary corporate or limited liability company action and when executed and delivered will be the legal and binding obligations of such Borrower. The execution and

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delivery of this Agreement, the Note and the other Loan Documents will not violate such Borrower's organizational documents or any law applicable to such Borrower. No governmental consent or exemption is required in connection with such Borrower's execution and delivery of this Agreement and the Note.

         Section 4.2 Financial Statements and No Material Adverse Change. The Borrowers' audited consolidated financial statements as at December 31, 1999, as heretofore furnished to the Lender, have been prepared in accordance with GAAP. The Borrowers have no material obligation or liability not disclosed in such financial statements, and there has been no material adverse change in the condition of the Borrowers since the dates of such financial statements.

         Section 4.3 Year 2000. The Borrowers have reviewed and assessed their business operations and computer systems and applications to address the Ayear 2000 problem (that is, that computer applications and equipment used by the Borrowers, directly or indirectly through third parties, may have been or may be unable to properly perform date-sensitive functions before, during and after January 1, 2000). The Borrowers represent and warrant that the year 2000 problem has not resulted in and will not result in a material adverse change in the Borrowers' business condition (financial or otherwise), operations, properties or prospects or ability to repay the Lender. The Borrowers agree that this representation and warranty will be true and correct on and shall be deemed made by the Borrowers on each date a Borrower requests any Advance under this Agreement or the Note or delivers any information to the Lender. The Borrowers will promptly deliver to the Lender such information relating to this representation and warranty as the Lender requests from time to time.

         Section 4.4 Financial Statements, Reports and Notices. The Borrowers will furnish to the Lender each of the financial statements, reports, certificates and notices required to be furnished to the Senior Lender under the Senior Credit Agreement, by the times and in the forms (except addressed to and for the benefit of the Lender) required to be delivered to the Senior Lender.

         Section 4.5 Inspection. The Borrowers will permit any Person designated by the Lender to visit and inspect any of the properties, books and financial records of the Borrowers, to examine and to make copies of the books of accounts and other financial records of the Borrowers, and to discuss the affairs, finances and accounts of the Borrowers with officers at such reasonable times and intervals as the Lender may designate.

         Section 4.6 Payment. The Borrowers shall cause the net proceeds of any rights offering or equity offering or private placement referred to in Section 2.6(a) to be paid directly into the Payment Account, as defined in the Call Agreement.

                                    ARTICLE V


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                         EVENTS OF DEFAULT AND REMEDIES

         Section 5.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

         (a) Any Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of or interest on the Note or any other obligations of the Borrower to the Lender pursuant to this Agreement.

         (b) Any representation, warranty or statement of fact made by or on behalf of a Borrower in this Agreement or by or on behalf of a Borrower in any certificate, statement, report or document herewith or hereafter furnished to the Lender at any time is false or misleading in any material respect.

         (c) Any Borrower shall breach any of the terms, covenants, conditions or provisions of this Agreement, any supplement hereto or any other agreement between Lender and any Borrower or Subsidiary, including any of the other Loan Documents or any other default or Event of Default occurs or exists under any of the foregoing.

         (d) Any Borrower or any other Person at any time liable on or in respect of the obligations under this Agreement shall default in the payment of an amount greater than Two Hundred Fifty Thousand Dollars ($250,000), individually or in the aggregate, at any time due or any Indebtedness at any time owing to any Person other than Lender or in the performance of any other terms or covenants or any evidence of same or other agreement relating thereto or securing same, or with respect to any material contract, lease (other than leases under which Hanover, as successor to The Horn & Hardart Company, is the sole obligor relating to property not used in the business of Borrowers), license or other obligation owed to any Person other than Lender, which default continues for more than the applicable cure period, if any, with respect thereto, but in no event more than thirty (30) days after the occurrence of any such default.

         (e) Any Borrower or any Guarantor having assets in excess of Two Hundred Fifty Thousand Dollars ($250,000), shall become insolvent, fail to meet its debts as they mature, call a meeting of creditors or have a creditors' committee appointed, make an assignment for the benefit of creditors, commence or have commenced against it any action or proceeding for relief under the U.S. Bankruptcy Code or any other bankruptcy law or similar statute or statutes providing for reorganization, adjustment of debts, liquidation or dissolution (except in the case of any such action or proceeding commenced against any Borrower or any Guarantor having assets in excess of Two Hundred Fifty Thousand Dollars ($250,000), such action or proceeding is dismissed within thirty (30) days from the date such action or proceeding was commenced, unless such Borrower or Guarantor against whom such action was brought shall acquiesce to the relief sought or such relief sought is sooner granted; provided, however, that during such thirty (30) day period Lender shall have no obligation to make or provide any Advances, except

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pursuant to the Call Agreement, or if any Borrower or any Guarantor having assets in excess of Two Hundred Fifty Thousand Dollars ($250,000) suspends or discontinues doing business for any reason (other than as permitted in Section
6.7 hereof), or if a receiver, custodian or trustee of any kind is appointed for any Borrower or any Guarantor having assets in excess of Two Hundred Fifty Thousand Dollars ($250,000) or any of their respective properties.

         (f) One (1) or more judgments, decrees or orders for the payment of damages in an amount greater than Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate at any time shall be issued by one or more courts, governmental agencies, administrative tribunals or other bodies having jurisdiction against any Borrower or any Guarantor with assets greater than Two Hundred Fifty Thousand Dollars ($250,000) and a stay of execution thereof shall not be procured within thirty (30) days after the date of entry thereof, or such judgment(s), decree(s) or order(s) shall not be fully bonded within such period of thirty (30) days, unless sooner enforced.

         (g) Any guarantor of any of the obligations of the Borrowers under this Agreement shall seek to revoke its guaranty or any such guaranty shall become unenforceable for any reason.

         (h) Any default shall occur under the Existing Note.

         (i) Any "Event of Default" (as defined in the Senior Credit Agreement) shall occur under the Senior Credit Agreement.

         Section 5.2 Remedies. Except as provided for in the Call Agreement and the $10,000,000 Subordination Agreement, (a) any Event of Default described in Sections 5.1 (e), (f) or (g) shall occur with respect to a Borrower or a Subsidiary, the Commitment shall automatically terminate and the Note and all other obligations of the Borrowers to the Lender under this Agreement shall automatically become immediately due and payable, or (b) any other Event of Default shall occur and be continuing, then the Lender may (i) declare the Commitment terminated, whereupon the Commitment shall terminate, and (ii) declare the Note and all other obligations of the Borrowers to the Lender under this Agreement to be forthwith due and payable, whereupon the same shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Note to the contrary notwithstanding. Upon the occurrence of any of the events described in clauses (a) or (b) of the preceding sentence the Lender may exercise all rights and remedies under this Agreement, the Note and any related agreements and under any applicable law.

         Section 5.3 Offset. In addition to the remedies set forth in Section 5.2, upon the occurrence of any Event of Default and thereafter while the same be continuing, the Borrowers hereby irrevocably authorize the Lender to set off all sums owing by the Borrowers to the Lender against all deposits and credits of the Borrowers or any of them, with, and any and all claims of the Borrowers against, the Lender.

         Section 5.4 Subordination Agreement. Anything to the contrary contained in this Article V notwithstanding, as long as the $10,000,000 Subordination Agreement and the Call Agreement are in effect, the provisions of the $10,000,000 Subordination Agreement and the Call Agreement shall govern the Lender's rights to exercise remedies hereunder.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1 Modifications. Notwithstanding any provisions to the contrary herein, any term of this Agreement may be amended with the written consent of the Borrowers; provided that no amendment, modification or waiver of any provision of this Agreement or consent to any departure by a Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such amendment, modifications, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         Section 6.2 Costs and Expenses. Whether or not the transactions contemplated hereby are consummated, the Borrowers agree to reimburse the Lender upon demand for all reasonable out-of-pocket expenses paid or incurred by the Lender (including filing and recording costs and fees and expenses of counsel to the Lender) in connection with the negotiation, preparation, approval, review, execution, delivery, amendment, modification, interpretation, collection and enforcement of this Agreement or any other Loan Document and the Existing Note. The obligations of the Borrowers under this Section shall survive any termination of this Agreement.

         Section 6.3 Waivers, etc. No failure on the part of the Lender or the holder of the Note to exercise and no delay in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies of the Lender hereunder are cumulative and not exclusive of any right or remedy the Lender otherwise has.

         Section 6.4 Notices. Except when telephonic notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Lender under Article II hereof shall be deemed to have been given only when received by the Lender.

         Section 6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that a Borrower may not assign its rights or delegate its obligations hereunder without the prior written consent of the Lender.

         SECTION 6.6 GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         SECTION 6.7 CONSENT TO JURISDICTION. AT THE OPTION OF THE LENDER, THIS AGREEMENT AND THE NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         SECTION 6.8 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND THE LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE AND ANY OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         Section 6.9 Captions. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

         Section 6.10 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Borrowers and the Lender with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 6.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 6.12 Joint and Several Obligations; Terms with Respect to Guaranteed Obligations. Each Borrower shall be jointly and severally liable for the obligations arising in connection with Advances, and the obligations arising in connection with Advances made to or for the account of the other Borrowers; provided, however, that if it is at any time determined that any Borrower is liable as a guarantor (and not jointly and severally) with respect to such obligations arising in connection with Advances made to or for the account of the other Borrowers (the "Guaranteed Obligations"), each Borrower hereby agrees to the following terms:

         (a) Obligations Absolute. No act or thing need occur to establish the liability of each Borrower for its Guaranteed Obligations, and no act or thing, except full payment and discharge of all such Guaranteed Obligations, shall in any way exonerate such Borrower or modify, reduce, limit or release the liability of such Borrower for its Guaranteed Obligations. The obligations of each Borrower for its Guaranteed Obligations shall be absolute, unconditional, and irrevocable, and shall not be subject to any right of setoff or counterclaim by such Borrower.

         (b) Continuing Guaranty. Each Borrower shall be liable for its Guaranteed Obligations, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Guaranteed Obligations may be created and continued in any amount without affecting or impairing the liability of such Borrower therefor. No notice of such Guaranteed Obligations already or hereafter contracted or acquired by the Lender, or any renewal or extension of any thereof need be given to such Borrower and none of the foregoing acts shall release such Borrower from liability hereunder. The agreement of each Borrower pursuant to this Agreement with respect to its Guaranteed Obligations is an absolute, unconditional and continuing guaranty of payment of such Guaranteed Obligations and shall continue to be in force and be binding upon such Borrower until such Guaranteed Obligations are paid in full and this Agreement is terminated, and the Lender may continue, at any time and without notice to such Borrower, to extend credit or other financial accommodations and loan monies to or for the benefit of the other Borrowers on the faith thereof. Each Borrower hereby waives, to the fullest extent permitted by law, any right it may have to revoke or terminate its guaranty of the Guaranteed Obligations before the Guaranteed Obligations are paid in full and this Agreement is terminated. In the event any Borrower shall have any right under applicable law to otherwise terminate or revoke its guaranty of the Guaranteed Obligations which cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by such Borrower, is actually received by the Lender's officer responsible for such matters. Any notice of termination or revocation described above shall not affect such Borrower's guaranty of the Guaranteed Obligations in relation to (i) any of the Guaranteed Obligations that arose prior to receipt thereof or (ii) any of the Guaranteed Obligations created after receipt thereof, if such Guaranteed Obligations were incurred either through loans by the Lender or letters of credit issued by the Lender pursuant to its existing financing arrangements with the other Borrowers, including, without limitation, advances, readvances or letters of credit in an aggregate outstanding amount not to exceed the aggregate amount of the Revolving Commitment as of the time such notice of termination or revocation was received, including, but not limited, to all protective advances, costs, expenses, and attorneys' and paralegals' fees, whensoever made, advanced or incurred by the Lender in connection with the Guaranteed Obligations. If, in reliance on any Borrower's guaranty of its Guaranteed Obligations, the Lender makes loans or other advances to or for the benefit of the other Borrower or takes other action under this Agreement after such aforesaid termination or revocation by the undersigned but prior to the receipt by the Lender of said written notice as set forth above, the rights of the Lender shall be the same as if such termination or revocation had not occurred.

         (c) Other Transactions. Whether or not any existing relationship between the Borrowers has been changed or ended, the Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of other obligations of any Borrower to the Lender, without consent or approval by the other Borrowers and without notice to the other Borrowers, and all such obligations shall be guaranteed by virtue of this Agreement. The liability of the Borrowers under this Agreement with respect to the Guaranteed Obligations shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, without notice to or approval by the Borrowers): (i) any acceptance of collateral security, other guarantors, accommodation parties or sureties for any or all Guaranteed Obligations; (ii) any one or more extensions or renewals of Guaranteed Obligations (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Guaranteed Obligations; (iii) any waiver or indulgence granted to the other Borrowers, any delay or lack of diligence in the enforcement of Guaranteed Obligations, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Guaranteed Obligations; (iv) any full or partial release of, settlement with, or agreement not to sue, any other Borrower or any other guarantor or other person liable in respect of any Guaranteed Obligations; (v) any discharge of any evidence of Guaranteed Obligations or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security for Guaranteed Obligations, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, ensure, or enforce any collateral security, or any modification, substitution, discharge, impairment or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Guaranteed Obligations or any evidence thereof; (ix) any order of application of any payments or credits upon Guaranteed Obligations; (x) any release of any collateral security for Guaranteed Obligations; (xi) any amendment to or modification of, any agreement between the Lender and any other Borrower, or any waiver of compliance by any other Borrower with the terms thereof; and (xii) any election by the Lender under Section 1111(b) of the United States Bankruptcy Code.

         (d) Waivers of Defenses and Rights. Each Borrower waives any and all defenses, claims and discharges of the other Borrowers, or any other obligor, pertaining to the Guaranteed Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, no Borrower will assert, plead or enforce against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to any other Borrower or any other person liable in respect of any Guaranteed Obligations, or any setoff available against the Lender to any other Borrower or any such other person, whether or not on account of a related transaction. Each Borrower waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Guaranteed Obligations. Each Borrower agrees that its liability under this Agreement for the Guaranteed Obligations shall be primary and direct, and that the Lender shall not be required first to resort for payment of the Guaranteed Obligations to the other Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for the Guaranteed Obligations, or to commence any action or obtain any judgment against any other Borrower or against any such collateral security or to pursue any other right or remedy the Lender may have against any other Borrower before enforcing the liability of such Borrower for the Guaranteed Obligations under this Agreement.

         (e) Approval of Credit. Each of the Borrowers has, independently and without reliance upon the Lender or the directors, officers, agents or employees of the Lender, and instead in reliance upon information furnished by the other Borrowers and upon such other information as such Borrower deemed appropriate, made its own independent credit analysis and decision to guaranty the obligations of the other Borrowers pursuant to this Agreement.

         (f) Waiver of Subrogation. Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against the other Borrowers, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, and each Borrower hereby waives any benefit of, and any right to participate in, any security or collateral given to the Lender to secure payment of the Guaranteed Obligations or any other liability of the other Borrowers to the Lender. Each Borrower further agrees that any and all claims it may have against the other Borrowers, any endorser or any other guarantor of all or any part of the Guaranteed Obligations or against any of their respective properties, whether arising by reason of any payment by such Borrower to the Lender pursuant to the provisions hereof or otherwise, is hereby waived.

         Section 6.13 Indemnification. Each Borrower hereby jointly and severally indemnified and holds harmless the Lender from and against any and all claims, damages, losses, liabilities, reasonable costs or expenses whatsoever (including attorneys fees) which the Lender may incur

(or which may be claimed against the Lender by any Person whatsoever) by reason of or in connection with the execution and delivery or assignment or transfer of, or payment or failure to make payment under , the Call Agreement or the Subordination Agreements; provided that the Borrowers shall not be required to indemnify the Lender for any claims , damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the wilful misconduct or gross negligence of the Lender. Nothing in this Section 6.13 is intended to limit the obligations of the Borrowers to pay or reimburse the Lender otherwise contained in this Agreement.

         Section 6.14 Liability of the Lender. As between the Lender and the Borrowers, the Borrowers assume all risks of the acts or omissions of the Senior Lenders with respect to its use of the Call Agreement. Neither the Lender nor any of its affiliates, or officers or directors, shall be liable or responsible for: (a) the use which may be made of the proceeds of any Advance by the Borrowers or the Senior Lender or any other Person or for any acts or omissions of the Senior Lender in connection therewith; (b) the validity, sufficiency or genuineness of any notices, demands, requests, statements, certificates or documents even if such communications or documents should in fact rove to be in any or all respects invalid, insufficient, fraudulent or forged; or (c) any other circumstances whatsoever in making or failing to make payment under the Call Agreement, except only that the Borrowers shall have a claim against the Bank , and the Lender shall be liable to the Borrowers, to the extent but only to the extent of any direct, as opposed to consequential damages suffered by the Borrowers or any of them which the Borrowers prove, by clear and convincing evidence, were caused by the Lender's willful misconduct or gross negligence in determining whether under the Call Agreement the terms of the Call Agreement were satisfied by the Senior Lender. In furtherance and not in limitation of the foregoing, the Lender may accept communications and documents from the Senior Lender that appear to be in order, and may assume that the statements made thereunder are accurate, without responsibility for further investigation (and without notice to or consent by the Borrowers).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Address:                                HANOVER DIRECT, INC.
1500 Harbor Boulevard
Weehawken, New Jersey  07087
                                        By /s/ Brian C. Harris
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Senior Vice President
                                             --------------------------------



Address:                                HANOVER DIRECT PENNSYLVANIA, INC.
500 Harbor Boulevard
Weehawken, New Jersey  07087
                                        By /s/ Brian C. Harris
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------



Address:                                BRAWN OF CALIFORNIA, INC.
741 "F" Street
San Diego, California
                                        By /s/ Brian C. Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------

Address:                                GUMPS BY MAIL, INC.
1500 Harbor Boulevard
Weehawken, New Jersey  07087
                                        By /s/ Brian C. Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------



Address:                                GUMP'S CORP.
135 Post Street
San Francisco, California
                                        By /s/ Brian C. Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------




Address:                                TWEEDS, LLC
1500 Harbor Boulevard
Weehawken, New Jersey  07087
                                        By /s/ Brian Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------

Address:                                SILHOUETTES, LLC
1500 Harbor Boulevard
Weehawken, New Jersey  07087
                                        By /s/ Brian C. Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------



Address:                                HANOVER COMPANY STORE, LLC
1500 Harbor Boulevard
Weehawken, New Jersey  07087
                                        By /s/ Brian C. Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------



Address:                                DOMESTICATIONS, LLC
1500 Harbor Boulevard
Weehawken, New Jersey  07087
                                        By /s/ Brian C. Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------

Address:                                HANOVER DIRECT VIRGINIA INC.
1500 Harbor Boulevard
Weehawken, New Jersey  07087
                                        By /s/ Brian C. Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------



Address:                                LWI HOLDINGS, INC.
23297 Commerce Pkwy
Beachwood, Ohio
                                        By /s/ Brian C. Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------



Address:                                KEYSTONE INTERNET SERVICES, INC.
1500 Harbor Boulevard
Weehawken, New Jersey  07087
                                        By /s/ Brian C. Harriss
                                           -----------------------------------
Fax:
    --------------------------------
                                        Title Vice President
                                             --------------------------------

                                        RICHEMONT FINANCE S.A.

                                        By         /s/ Jan du Plessis
                                           ------------------------------------
                                           Print Name  Jan du Plessis
                                                     --------------------------
                                           Title       Director
                                                -------------------------------

                                        By        /s/ Alan Grieve
                                           ------------------------------------
                                           Print Name Alan Grieve
                                                     --------------------------
                                           Title      Director
                                                -------------------------------


                                        Lender's Address:
                                             Richemont Finance, S.A.
                                             35 Boulevard, Prince Henri
                                             L1724 Luxembourg
                                             Attention: General Manager
                                             Fax : 011-352 22 42 19
                                             Phone: 011 352 22 42 10

                                        with a copy to:

                                             Richemont Finance S.A.
                                             Rigistrasse 2
                                             Zug 6300
                                             Switzerland
                                             Attention: Mr. J. Alan Grieve
                                             Fax: 011-4141-711-7138
                                             Phone: 011-4141-710-3322